                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 22, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                            dated as of April 1, 2003
                          providing for the issuance of

                     WAMU MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-AR5

                  Delaware          333-103345          94-2528990
              (State or other      (Commission       (IRS Employer
              jurisdiction of      File Number)      Identification
               Incorporation)                            Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (206) 377-8555

Item 1. Changes in Control of Registrant. Not applicable.

Item 2. Acquisition or Disposition of Assets. Not applicable.

Item 3. Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5. Other Events. Not applicable.

Item 6. Resignations of Registrant's Directors. Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

     99.2 Intex model (the "Intex Model") prepared by Lehman Brothers Inc., in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2003-AR5 (the "Certificates"). The Intex Model allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Intex Model can be obtained by contacting Andrea Lenox at Lehman Brothers Inc. at (212) 526-7000.

Item 8. Change in Fiscal Year. Not applicable.

Item 9. Regulation FD Disclosure. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2003

                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                     (Registrant)


                                     By: /s/ Thomas G. Lehmann
                                     -------------------------------------------
                                     Thomas G. Lehmann
                                     First Vice President and Sr. Counsel
                                     (Authorized Officer)